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                                                                   EXHIBIT 10.14

                       STANDARD INDUSTRIAL LEASE - GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. PARTIES. This Lease dated for reference purposes only, December 3, 1996 is made by and between OLEN PROPERTIES CORP. and A FLORIDA CORPORATION (herein called "lessor") and GENETRONICS, INC. A CALIFORNIA CORPORATION (herein called "Lessee")

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego, State of California, commonly known as 11199 Sorrento Valley Road, San Diego, CA 92121 and described as Suites A, B, C, D, E, F, I, and K

Said real property including the land and all improvements therein, is herein called "the Premises".

3. TERM.

        3.1 TERM. The term of this Lease shall be for Thirty-three (33) months commencing on April 1, 1997 and ending on December 31, 1999 unless sooner terminated pursuant to any provision hereof.

        3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

        3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $14,345,76 in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $14,345.76 as rent for April 1997.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $14,345.76* as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of


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any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee Shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. If the monthly rent shall, from time to time, increase during the term of this Lease. Lessee shall thereupon deposit with Lessor additional security deposit so that the amount of security deposit held by Lessor shall at all times bear the same proportion to current rent as the original security deposit bears to the original monthly rent set forth in paragraph 4 hereof. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor s option, to the last assignee, it any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. NOTE: SECURITY DEPOSIT SHALL NOT BE APPLIED TOWARD THE LAST MONTH'S RENT.

6. USE.

        6.1 USE. The Premises shall be used and occupied only for research and development and warehousing and manufacturing and offices attendant thereto for bio medical group as approved by the City of San Diego or any other use which is reasonably comparable and for no other purpose.

        6.2 COMPLIANCE WITH LAW.

                (A) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. in the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2
(a) shall be of no force or effect it, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                (B) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

        6.3 CONDITION OF PREMISES.

                (A) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession) and Lessor further warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has compiled with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.


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                (B) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

        7.1 LESSOR'S OBLIGATIONS. Subject to the provisions of Paragraphs 6.7.2 and 9 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees in which event Lessee shall repair the damage, Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 7.1 until a reasonable time after receipt of written notice of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

        7.2 LESSEE'S OBLIGATIONS.

                (A) Subject to the provisions of Paragraphs 6.7.1 and 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass and skylights, located within the Premises, and all landscaping, driveways, parking lots, fences and signs located in the Premises and all sidewalks and parkways adjacent to the Premises. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

                (B) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or under any other paragraph of this Lease, Lessor may at Lessor s option enter upon the Premises after 10 days prior written notice to Lessee (except in the case of emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next rental installment

                (C) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris Lessee shall repair any damage to the Premises occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

        7.3 ALTERATIONS AND ADDITIONS.

                (A) Lessee shall not, without Lessors prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shad make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.3 the term "Utility


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Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term. and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

                (B) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                (C) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                (D) Unless Lessor requires their removal, asset forth in Paragraph 7.3(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(d) Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to he Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8. INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and all other areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000.000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than $1,000.000 per occurrence.

        8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism,


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malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry) but not plate glass insurance. In addition, the Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period

        8.4 PAYMENT OF PREMIUM INCREASE.

                (A) Lessee shall pay to Lessor, during the term hereof, in addition to the rent, the amount of any increase in premiums for the insurance required under Paragraphs 8.2 and 8.3 over and above such premiums paid during the Base Period, as hereinafter defined, whether such premium increase shall be the result of the nature of Lessee's occupancy, any act or omission of Lessee, requirements of the holder of a mortgage or deed of trust covering the Premises, increased valuation of the Premises, or general rate increases. In the event that the Premises have been occupied previously, the words "Base Period" shall mean the last twelve months of the prior occupancy. In the event that the Premises have never been previously occupied, the premiums during the "Base Period" shall be deemed to be the lowest premiums reasonably obtainable for said insurance assuming the most nominal use of the Premises. Provided, however, in lieu of the Base Period, the parties may insert a dollar amount at the end of this sentence which figure shall be considered as the insurance premium for the Base Period $ 1997 Base Year Budget. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage in excess of $1,000,000 procured under paragraph 8.2.

                (B) Lessee shall pay any such premium increases to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or her satisfactory evidence of the amount due If the insurance policies maintained hereunder cover other improvements in addition to the premises, Lessor shall also deliver to Lessee a statement of the amount of such increase attributable to the Premises and showing in reasonable detail the manner in which such amount was computed. If the term of this Lease shall not expire concurrently with the expiration of the period covered by such insurance, Lessee's liability for premium increases shall be prorated on an annual basis

                (C) If the Premises are part of a larger building, then Lessee shall not be responsible for paying any increase in the property insurance premium caused by the acts or omissions of any other tenant of the building of which the Premises are a part.

        8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most Current issue of "Best Insurance Guide." Lessee shall deliver to Lessor copies of policies of liability insurance required under Paragraph 8.1 or certificates evidencing the existence and amounts of Such insurance No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or binders thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do so or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3.

        8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor's hall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

        8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees,


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expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case of any action or proceeding be brought against Lessor by reason of any such consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9. DAMAGE OR DESTRUCTION.

        9.1 DEFINITIONS.

                (A) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the fair market value of the Premises immediately prior to such damaged or destruction. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the fair market value of such building as a whole immediately prior to such damage or destruction.

                (B) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the fair market value the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the fair market value of such building as a whole immediately prior to such damage or destruction.

                (C) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.

        9.2 PARTIAL DAMAGE - INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's sole cost. repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

        9.3 PARTIAL DAMAGE - UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.


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        9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.

        9.5 DAMAGE NEAR END OF TERM.

                (A) If at anytime during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                (B) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

        9.6 ABATEMENT OF RENT; LESSEE'S REMEDIES.

                (A) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated n proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                (B) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

        9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.8 WAIVER. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAX INCREASE. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Premises; provided, however, that Lessee shall pay, in addition to rent, the amount, if any, by which real property taxes applicable to the Premises increase over the fiscal real estate tax year 1996 1997. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such increase and the computation thereof. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Lessee s liability for increased taxes for the last partial lease year shall be prorated on an annual basis.


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

        10.2 ADDITIONAL IMPROVEMENTS. Notwithstanding paragraph 10.1 hereof, Lessee shall pay to Lessor upon demand therefor the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

        10.3 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or
(iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

        10.4 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessors work sheets or such other information as may be reasonably available. Lessors reasonable determination thereof, in good faith, shall be conclusive,

        10.5 PERSONAL PROPERTY TAXES.

                (A) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                (B) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee, shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12. ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all of any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

        12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of


                                       8.

Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

        12.3 NO RELEASE OR LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

        12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13. DEFAULTS; REMEDIES.

        13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee.

                (A) The vacating or abandonment of the Premises by Lessee.

                (B) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                (C) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                (D) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors, (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days), (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days, or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1 (d) is contrary to any applicable law such provision shall be of no force or effect.

                (E) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.


                                       9.

        13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                (A) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

                (B) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (C) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

        13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

        13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the


                                      10.

event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess such severance damages required to complete such repair.

15. BROKER'S FEE.

                (A) Upon execution of this Lease by both parties, Lessor shall pay to N/A Licensed real estate broker(s) a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ per agreement, for brokerage services rendered by said broker(s) to Lessor in this transaction.

                (B) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease, which is granted to Lessee under this Lease, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

                (C) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph 15.

16. ESTOPPEL CERTIFICATE.

                (A) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

                (B) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without


                                      11.

modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance of such failure may be considered by Lessor as a default by Lessee under this Lease.

                (C) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and maybe given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach


                                      12.

by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30. SUBORDINATION.

                (A) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                (B) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case maybe. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.


                                      13.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party, such consent shall not be unreasonably withheld.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39. OPTIONS.

        39.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first refusal to purchase other property or the rights of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

                (A) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (1) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1 (b) or 13.1 (c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.11(d) or 13.1(e) (without any necessity


                                      14.

of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

                (B) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

                (C) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at anytime a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.


                                      15.

46. ADDENDUM.

        See Addenda A, B, and C and Exhibit A attached hereto and made a part hereof. See Addenda D attached hereto and made a part hereof.

47. RENT PAYMENTS.

        Rent payments are due on the first of each month. Please remit to Olen Properties Corp., 7 Corporate Plaza, Newport Beach, CA 92660. LESSOR DOES NOT INVOICE ON A MONTHLY BASIS.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

                                              OLEN PROPERTIES CORP.
Executed at Newport Beach                     A FLORIDA CORPORATION

0n 12-16-96                                   By: /s/ Charles C. Aufhammer
                                                 -------------------------------
                                                      Charles C. Aufhammer

Address: 7 Corporate Plaza                    By: Director of Marketing
         Newport Beach, CA 92660                 -------------------------------

                                                 "LESSOR" (Corporate seal)
                                                 GENETRONICS, INC.
Executed at                                      A CALIFORNIA CORPORATION
           -----------------------
on                                            By /s/ Lois J. Crandell
  --------------------------------               -------------------------------
                                                 Lois J. Crandell, President and
                                                 Chief Executive Officer

Address
       ---------------------------

----------------------------------


                                      16.

                                  ADDENDUM "A"

                BY AND BETWEEN:             OLEN PROPERTIES CORP.
                                            A FLORIDA CORPORATION

                AS LESSOR, AND:             GENETRONICS, INC.
                                            A CALIFORNIA CORPORATION

                AS LESSEE

                TO LEASE DATED:             DECEMBER 3, 1996

--------------------------------------------------------------------------------


1. EXTERIOR STORAGE

        Lessee shall neither store nor permit to be stored, any goods, machinery, merchandise, equipment, or any other items whatsoever, on the Premises, other than wholly within its leased Premises, without the prior written consent of the Lessor.

2. PARKING

        Tenant shall be entitled to park in common with other tenants of Lessor in the parking areas. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other tenants in the use of parking, and not to park, or permit its employees, customers, or guests to park anywhere in the industrial park, except in parking spaces designated as such with parking lines and parking bumpers. No over-night parking is allowed; violators will be subject to towing at owner's expense.

3. SIGN CRITERIA

        These regulations are established in order to ensure that all signs comply with signage ordinances of the City of San Diego, and in order to maintain a continuity in appearance throughout Sorrento Glen Business Park. Conformance to the regulations will be strictly enforced:

        A. GENERAL REQUIREMENTS:

                (1) Each unit shall be allowed one identity sign.

                (2) The signs shall be constructed and installed at Lessee's expense. Sign permits and any annual sign fees or user fees are the responsibility of the Tenant.

                (3) No electrical or audible signs shall be permitted.

                (4) Except as provided herein, no advertising placards,
                    banners, pennants, names, insignias, trademarks, or other descriptive material shall be affixed or maintained upon the glass panes or exterior walls of the building.

        B. SPECIFICATIONS:

                (1) Placement of the sign on the building shall be in the
                    specific location and installation shall be by the method designated by Lessor.

                (2) The materials, color, and dimensions of the sign are subject to the approval of the City of San Diego.

                (3) Lessee shall submit design, color selection and proposed location of sign and logo prior to construction and installation.

4. COMMON AREA CHARGES

        Lessee acknowledges a portion of its base rent includes Lessee's prorata share of the 1997 base year common area budget. The budget includes, but is not limited to Lessor's estimated cost of: landscape maintenance, parking lot sweeping, maintenance and repair, trash removal, management fees, utilities which are not separately metered, and all other costs or expenses incurred by Lessor under this Lease which are not otherwise reimbursed by tenants of the project. Should Lessor's common area budget increase in 1997 or thereafter, then Lessee's prorata share of such increases shall be passed on to Lessee annually beginning January 1, 1998, pursuant to Articles 7.2 and 11 of this Lease. Should Lessor's common area budget decrease, then Lessor shall credit the difference to Lessee's next monthly installment of rent. The 1997 monthly common area budget is $5,833.00. Lessee's prorata share of the project is: 39.11%.

5. HVAC MAINTENANCE

        Should the compressor for the HVAC unit fail during Lessee's lease term and Lessee produces proof of quarterly maintenance service for said unit, then Lessor agrees to replace the compressor at Lessor's cost. In this event, Lessee agrees to contact Lessor and Lessor shall contract for the replacement of the compressor. Lessor shall not be responsible for the compressor cost if Lessee contracts to have it replaced before notifying Lessor in writing and giving Lessor the opportunity to repair same.

6. FIRST RIGHT OF REFUSAL

        Should the adjacent space become available at any time during the term of this Lease, and LESSEE REQUESTS IN WRITING the right to lease said space prior to Lessor's acceptance of any other offer, Lessor agrees to give Lessee First Right to Lease said space at a rental rate negotiated between Lessor and Lessee. Upon Lessor's receipt of said written notice, Lessee shall have seventy-two (72) hours in which to negotiate a mutually acceptable lease. Lessor shall be relieved of its obligation to lease said space to Lessee should Lessee and Lessor fail to negotiate and sign a mutually acceptable Lease within seventy-two (72) hours.

7. TRANSFER OF SECURITY DEPOSIT:

        Lessor shall transfer $11,363.82 of Lessee's existing Security Deposit from current leases, Suite A-C, Suite D & E, Suite F, and Suite I to apply toward the Security Deposit due for this Lease. Total amount of Security Deposit due is $14,345.76. Lessor shall collect $2,981.94 to equal one month's rent pursuant to the Article 5 herein.

                                  ADDENDUM "B"

                BY AND BETWEEN              OLEN PROPERTIES CORP.
                                            A FLORIDA CORPORATION

                AS LESSOR; AND

                AS LESSEE                   GENETRONICS, INC.
                                            A CALIFORNIA CORPORATION

                TO LEASE DATED:             DECEMBER 3, 1996

--------------------------------------------------------------------------------


1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside or inside of the Building without the written consent of Lessor first had and obtained and Lessor shall have the right to remove and destroy any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Lessee.

        All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved by the Lessor.

        Lessee shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that the Lessor may furnish and install a Building standard window covering at all exterior windows. Lessee shall not without prior written consent of Lessor cause or otherwise install sunscreen on any window.

2. The sidewalks, halls, passages, exits, entrances, elevators and stairways, driveways, and parking areas shall not be obstructed by Lessees or used by them for any purpose other than for ingress and egress from their respective Premises.

3. Lessee shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises, without prior written consent of Lessor and subsequent delivery of a duplicate key to Lessor.

4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees or invitees shall have caused it.

5. Lessee shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

6. Lessee shall not use, keep or permit to be used or kept any foul or noxious gas or substances in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessees or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

7. No cooking shall be done or permitted by any Lessee on the Premises, nor shall the Premises be used for washing clothes, for lodging, or for any improper, objectionable or immoral purpose.

8. Lessee shall not keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or approved in writing by the Lessor.

9. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of the Lessor. The locations of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor.

10. Lessor reserves the right to exclude or expel from the Building any person who, in the judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

11. Lessee shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

12. Without the written consent of Lessor, Lessee shall not use the name of the Building in connection with or in promoting or advertising the business of Lessee except as Lessee's address.

13. Lessor shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Lessees, in such manner as it deems best for the benefit of the Lessees generally.

14. All garbage and refuse shall be placed by Lessee in the containers at the location prepared by Lessor for refuse collection, in the manner and at the times and places specified by Lessor. Lessee shall not burn any trash or garbage of any kind in or about the Leased Premises or the Business Park. All cardboard boxes must be "broken down" prior to being placed in the trash container. All styrofoam chips must be bagged or otherwise contained prior to placement in the trash container, so as not to constitute a nuisance. Pallets may not be disposed of in the trash bins or enclosures. It is the Lessee's responsibility to dispose of pallets by alternative means.

    Should any garbage or refuse not be deposited in the manner specified by Lessor, Lessor may after three (3) hours verbal notice to Lessee, take whatever action necessary to correct the infrastructure at Lessee's expense.

15. No aerial antenna shall be erected on the roof or exterior walls of the Leased Premises, or on the grounds, without in each instance, the written consent of Lessor first being obtained. Any aerial or antenna so installed without such written consent shall be subject to removal by Lessor at any time without notice.

16. No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Leased Premises or in neighboring space without the prior written consent of Lessor.

17. The outside areas immediately adjoining the Leased Premises shall be kept clean and free from dirt and rubbish by the Lessee, to the satisfaction of the Lessor, and Lessee shall not place or permit any obstruction or materials in such areas. No exterior storage shall be allowed.

18. Lessee shall use at Lessee's cost such peat extermination contractors as Lessor may direct and at such intervals as Lessor may require.

19. These common types of damages will be charged back to the Lessee if they are not corrected prior to vacating the premises:

                - Keys not returned to Lessor for ALL locks, requiring the service of a locksmith and rekeying.

                - Removal of all decorator painting, wallpapering and paneling, or Lessor's prior consent to remain.

                - Electrical conduit and receptacles on the surface of walls.

                - Phone outlets, wiring, or phone equipment added on wall
                  surfaces.

                - Security tape/magnetic tape switches for burglar alarm systems added to windows and door surfaces.

                - Penetration of roof membrane in any manner.

                - Holes in walls, doors, and ceiling surfaces.

                - Addition or change of standard door hardware.

                - Painting or gluing of carpet or tile on warehouse floors.

                - Glass damage.

                - Damage to warehouse ceiling insulation.

                - Stains or damage to carpeting beyond normal wear-and-tear.

                - Damaged, inoperative, or missing electrical, plumbing, or HVAC equipment.

                - Debris and furniture requiring disposal.

                - Damaged or missing mini-blinds, draperies, and baseboards.

                - Installation of additional improvements without Lessor's prior written approval or obtainment of required City building permits.

Lessee agrees to comply with all such rules and regulations upon notice from Lessor. Should Lessee not abide by these Rules and Regulations, Lessor may serve a three (3) day notice to correct deficiencies. If Lessee has not corrected deficiencies by the end of the notice period, Lessee will be in default of lease.

Lessor reserves the right to amend or supplement the foregoing rules and regulations and to adopt and promulgate additional rules and regulations applicable to the leased premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to the Lessee.

                                  ADDENDUM "C"

                BY AND BETWEEN:             OLEN PROPERTIES CORP.
                                            A FLORIDA CORPORATION

                AS LESSOR, AND:             GENETRONICS, INC.
                                            A CALIFORNIA CORPORATION

                AS LESSEE

                TO LEASE DATED:             DECEMBER 3, 1996

--------------------------------------------------------------------------------

ANNUAL RENT ADJUSTMENT

The minimum base monthly rent and security deposit set forth in Paragraphs 4 and 5 of this Lease shall be subject to an upward only adjustment at the end of each ONE-(1) YEAR PERIOD of the lease term, including Option Periods, if any. The first such adjustment shall take effect beginning with the first of the month following one (1) year from the commencement date of the lease. If the commencement date is the first day of the month, then the adjustment shall take effect one (1) year thereafter. The new base monthly rent for each twelve- (12) month period shall be determined by adding three (3%) to the annual rental for the previous twelve- (12) months.

ANNUAL RENT ADJUSTMENT:

The minimum base monthly rent and security deposit set forth in Paragraphs 4 and 5 of this Lease shall be adjusted as follows:

Beginning on April 1, 1998, through March 31, 1999 the minimum base rent shall be $14,776.13 per month, and the security deposit shall be $14,776.13.

Beginning on April 1, 1999, through December 31, 1999 the minimum base rent shall be $15,219.41 per month, and the security deposit shall be $15,219.41.

                                  ADDENDUM "D"

                TO LEASE DATED:             DECEMBER 3, 1996

                BY AND BETWEEN:             OLEN PROPERTIES CORP.
                                            A FLORIDA CORPORATION

                AS LESSOR, AND:             GENETRONICS, INC.
                                            A CALIFORNIA CORPORATION

                AS LESSEE

--------------------------------------------------------------------------------

OPTION TO EXTEND/LEASE EXTENSION

Providing Lessee is not in default under any of the terms of this Lease, Lessee shall have the Option to Extend the term of this Lease for TWO (2) - TWO (2) YEAR period on all the same terms and conditions as contained in this Lease, except that the base monthly rent commencing with the first month of each Lease Extension shall be the THEN MARKET RATE, but in no event shall the new monthly rent be less than the base monthly rent for the previous twelve (12) months, Thereafter, the base monthly rent shall be subject to an upward only adjustment at the beginning of each one-(1) year period of the Lease Extension/Option Period. The new base rent for each twelve (12) month period shall be determined by adding to the annual rental for the previous twelve (12) months a sum equal to Five percent (5%) for the previous twelve months.

To exercise this Option to Extend, Lessee must give notice IN WRITING to Lessor by Certified mail, return receipt requested at least ONE HUNDRED AND EIGHTY DAYS prior to the expiration of the previous term.

Ali terms and conditions of Article 39 of the Lease shall remain in fill force and effect.

                                [Diagram omitted]

                            MODIFICATION OF LEASE #1

Pursuant to that certain Lease by and between OLEN PROPERTIES CORP., A FLORIDA CORPORATION, as "Lessor", and GENETRONICS, INC. A CALIFORNIA CORPORATION, as "Lessee", dated December 3, 1996 for property located at:

          11199 Sorrento Valley Road, Suites A, B, C, D, E, F, I, and K
                              San Diego, Ca 92121

the undersigned parties hereby understand and agree that the above mentioned Lease shall be amended and modified as follows:

ARTICLE 4. RENT: Shall be modified to read in part "... monthly payments of $14,706.36."

ARTICLE 5. SECURITY DEPOSIT: Shall be modified to read in part "Lessee shall deposit with Lessor upon execution hereof $360.60 as additional security deposit to bring the total security deposit to $14,706.36 as security..."

ADDENDUM A. ITEM 8, ELECTRICITY: The monthly rental amount in Item 4 of this Lease includes a fifteen cent (15 cent) per square foot charge for electricity for Suite K ($360.60) which Lessee agrees to pay to Lessor as reimbursement for electrical usage. Lessor reserves the right to reassess said usage at any time, and if it finds Lessee's actual usage to be in excess of $360.60 per month, may adjust this electrical assessment in accordance with Lessee's actual usage.

Upon execution hereof Lessee shall pay Lessor $721.20 as additional rent for April, 1997 ($360.60); plus $360.60 as additional security deposit.

Except as amended and modified herein, all other terms and conditions of said Lease, attached hereto, by and between the parties described above, shall continue in full force and effect. The within modification shall become effective upon the date of execution hereof.

LESSOR:                                LESSEE:

OLEN PROPERTIES CORP.,                 GENETRONICS, INC.
                                       A CALIFORNIA CORPORATION

By: /s/ Charles A. Aufhammer           By: /s/ Lois J. Crandell
   ------------------------------         --------------------------------------
   Charles A. Aufhammer                   Lois J. Crandell
   Vice President, Marketing              President and Chief Executive Officer

Date: 3-7-97                           Date: 3/4/97

                            MODIFICATION OF LEASE #2

        This MODIFICATION OF LEASE #2 ("Modification") is entered into as of the 26th day of August, 1999 by and between NEXUS SORRENTO GLEN LLC, a California Limited Liability Company ("Landlord") and GENETRONICS, INC., a California Corporation ("Tenant").

                                    RECITALS

        A. Olen Properties Corp., as Landlord, and Genetronics, Inc., as Tenant, entered into that certain Lease dated as of December 3, 1996, as amended by that certain Modification of Lease #1 executed by Landlord on March 7, 1997 and Tenant on March 4, 1997 (collectively, the "Lease"), of the certain premises located in the building commonly known as 11199 Sorrento Valley Road, San Diego, California, as more particularly described therein ("Premises"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease.

        B. "Landlord" is the successor in interest to the landlord under the "Lease."

        C. Landlord and Tenant now desire to amend the Lease in order to, among other things, add as of November 16, 1999 the suites currently being subleased by Tenant from Genix to the Lease.

        NOW, THEREFORE, Landlord and Tenant acknowledge their agreement of the following:

        1. Addition to the Leased Premises

As of November 16, 1999, 11189 Sorrento Valley Road, Suites E - G, and 11199 Sorrento Valley Road, Suite J, encompassing 4,445 rentable square feet and 3,183 rentable square feet respectively, and together totalling 7,628 rentable square feet is added to the Premises in the Lease.

        2. Rent on Addition to the Leased Premises.

From November 16, 1999 through December 31, 1999, the Rent paid by Tenant shall be increased by $8,772.20 per month (7,628 rentable square feet multiplied by $1.15). In addition, Tenant shall pay as additional rent the pro rata share of project operating expenses for the addition to the Premises.

Effect.

Except as specifically amended herein, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Modification as of the date first above written.

LANDLORD:                                    TENANT:

NEXUS SORRENTO GLEN LLC,                     GENETRONICS, INC.
a California Limited Liability Company       a California corporation

By: Michael Reidy                            By:  Martin Nash
Its: Manager                                 Its: CEO